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                                                                EXHIBIT NO. 24.0

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement of Alphatech, Inc. on Form SB-2 of our Independent Auditor's Report dated December 27, 1999 appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

W. Alan Jorgensen & Company
Certified Public Accountants



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